ARCTURUS®
therapeutics


ARCTURUS

Next Generation RNA Medicines





November 2021

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: our strategy, future operations, collaborations, the likelihood of success (including safety and efficacy) and promise of our pipeline, the planned initiation, design or completion of clinical trials, anticipated sponsorship and/or funding of clinical trials of our candidates, the likelihood that we will obtain clearance from regulatory authorities to proceed with planned clinical trials, the ability to enroll subjects in clinical trials, the likelihood that preclinical or clinical data will be predictive of future clinical results, the likelihood that clinical data will be sufficient for regulatory approval or completed in time to submit an application for regulatory approval within a particular timeframe, the anticipated timing for regulatory submissions, the timing of, and expectations for, any results of any preclinical or clinical studies or regulatory approvals, the potential administration regimen or dosage, or ability to administer multiple doses of, any of our drug candidates, our manufacturing methods and technologies (including purification, lyophilization and stability of our products), the likelihood that a patent will issue from any patent application, our current cash position and adequacy of our capital to support future operations, and any statements other than statements of historical fact.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions (including the negative thereof) intended to identify forward looking statements. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing, and you should not place undue reliance on such forward-looking statements. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in Arcturus' most recent Annual Report on Form 10-K with the SEC and in other filings that Arcturus makes with the SEC. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Trademark Attribution:
The Arcturus logo and other trademarks of Arcturus appearing in this presentation are the property of Arcturus. All other trademarks, services marks, and trade names in this presentation are the property of their respective owners.



Arcturus Therapeutics







Clinical-Stage mRNA Vaccines and Medicines Company

Publicly Traded (Nasdaq: ARCT)

HQ: San Diego, CA

Founded 2013

160+ Employees

Therapeutic Candidates

LUNAR-COV19 (COVID-19 Vaccine)

LUNAR-OTC (Ornithine Transcarbamylase Deficiency)

LUNAR-CF (Cystic Fibrosis)

Additional Earlier Stage Programs

Multiple Strategic Partners

Johnson & Johnson

Cystic Fibrosis Foundation

DukeNUS Medical School

Takeda

ultragenyx pharmaceutical

Proprietary mRNA Technologies Driving Therapeutic Programs

ARCTURUS therapeutics

Broad intellectual property portfolio

mRNA & STARR™ mRNA

- mRNA Chemistry
- mRNA Design & Modifications
- mRNA Manufacturing Process

LUNAR® Delivery

- Lipid Chemistry
- Formulation Design
- LUNAR® Drug Product Manufacturing

230+ Patents & Patent Applications

Program	Indication
LUNAR-COV19	COVID-19 Vaccine
LUNAR-FLU	Flu Vaccine
LUNAR-OTC	Ornithine Transcarbamylase (OTC) Deficiency
LUNAR-CF	Cystic Fibrosis

Additional earlier stage programs

Pipeline of mRNA Therapeutic Candidates

Multiple mRNA therapeutic and vaccine programs in clinical development

Franchise	Candidate	Indication	Prevalence	Route of Administration	Cell Target	Stage	Anticipated Milestones
Vaccines	**LUNAR-COV19 (ARCT-021)**	COVID-19	Global	Intramuscular	Myocytes & Dendritic Cells	Phase 2	Ph 3 Initiation (Global Entity)
	LUNAR-COV19 (ARCT-154)	COVID-19 (Targeting VOCs)	Global	Intramuscular	Myocytes & Dendritic Cells	Phase 1/2/3	EUA Filing by Vinbiotech December 2021
	LUNAR-FLU	Influenza	Global	Intramuscular	Myocytes & Dendritic Cells	Preclinical	CTA H2 2022
Hepatic	**LUNAR-OTC (ARCT-810)**	Ornithine Transcarbamylase Deficiency	> 10,000	Intravenous	Periportal Hepatocytes	Phase 2	Interim Data H2 2022
Respiratory	**LUNAR-CF (ARCT-032)**	Cystic Fibrosis	85,000-100,000	Inhaled	Bronchial Epithelial Cells	Preclinical	CTA H1 2022

EUA = Emergency Use Authorization; CTA = Clinical Trial Application; IND = Investigational New Drug Application; VOC = Variant of Concern

Licensed Platforms

Program	Partner	Indication	Stage
LUNAR-GSDIII	ultragenyx pharmaceutical	Glycogen Storage Disease Type III	Phase 1/2 *
LUNAR-RARE	ultragenyx pharmaceutical	Undisclosed Rare Disease	Preclinical
LUNAR-HBV	Johnson & Johnson	Hepatitis B Virus (HBV)	Preclinical
LUNAR-NASH	Takeda	Nonalcoholic Steatohepatitis (NASH)	Preclinical

* https://clinicaltrials.gov/ct2/show/NCT04574830

$1B+ in Potential Milestones & Royalties

LUNAR® Delivery Technology

Biodegradable, optimized for targeted cell type



LUNAR® binds to cell membrane



LUNAR® internalized inside endosome



mRNA release



mRNA translated into protein of interest



STARR™ mRNA Expression Superior to Conventional mRNA

Self-Transcribing and Replicating mRNA (STARR™) delivered with LUNAR® provides increased and longer lasting expression in mouse models

STARR™ Technology
30-Fold Higher Protein Expression



STARR™ mRNA | Conventional mRNA | PBS Control

Protein Expression Over 7 days
STARR™ mRNA vs. Conventional mRNA



Protein Expression
Log Scale
10^{10}
10^{9}
10^{8}
10^{7}
10^{6}
10^{5}
0 1 2 3 4 5 6 7
Days After Dosing
STARR™ mRNA
30X More Protein Expression
Conventional mRNA
PBS Control

Single dose of STARR™ mRNA technology with LUNAR® delivery provided enhanced protein expression *in vivo* (mouse)

- LUNAR-COV19 (ARCT-021 and ARCT-154)
- LUNAR-OTC (ARCT-810)
- LUNAR-CF (ARCT-032)

LUNAR-COV19
(ARCT-021 and ARCT-154)

STARR™ COVID-19 Vaccine Candidates


ARCTURUS

Arcturus COVID-19 Vaccine Candidates have a Differentiated Profile

mRNA Vaccine - No Adjuvants, No Viral Vector Used, Readily Updatable as New Variants Arise

Self-Amplifying (STARR™) mRNA and LUNAR® Non-viral Delivery Technology

Clinical Data Demonstrate Humoral and Cellular Immunogenicity, and Tolerability

Up to 20X

Low Dose Enables Rapid Global Scale-up



Global Manufacturing Footprint

Lyophilized Formulation: No Need for Storage at Ultra-cold Temps, Improved Supply Chain & Distribution Benefits

Global Manufacturing Footprint


Germany
Recipharm
Austria
POLYMUN SCIENTIFIC
USA
aldevron
USA
Catalent
Vietnam
VINGROUP
Japan
ARCALIS

Global manufacturing partners include Aldevron, Catalent, Recipharm, Polymun Scientific, ARCALIS, and Vingroup
Manufactured GMP finished doses of lyophilized vaccines for stockpiling purposes
Global capability to produce millions of doses

LUNAR-COV19 (ARCT-021)

STARR™ COVID-19 mRNA Vaccine Candidate


ARCTURUS
therapeutics

Preclinical data: Robust Immune Response in Mouse Models

Humoral immunity

STARR™ induces more robust titers compared to conventional mRNA



Single Dose
0.2 mcg
STARR
mRNA
PBS
Single Dose
2 mcg
STARR
mRNA
Single Dose
10 mcg
STARR
mRNA
Anti-Spike Glycoprotein (Adjusted MFI)
Time (days)

Neutralizing antibody titers and high seroconversion at low doses



PRNT 50 titers
STARR™ mRNA Vaccine dosage (mcg)

Single Dose (mcg)	Seroconversion	Neutralizing Antibody Titers (Geometric Mean)
0.2	80 %	58
2	100 %	218
10	100 %	≥ 320

Cellular immunity

7 Days Post Single Dose

Adaptive Cellular Response (CD8+ cells)



CD8⁺ IFN-γ
%of CD8⁺ T cells
****
0
0.2
2.0
10.0
mcg

Balanced Th1/Th2 Immune Response (CD4+ cells)



Th1/Th2 ratio
IFN-γ/IL-4
0
0.2
2.0
10.0
mcg

- Single administration with a very low dose of Arcturus COVID vaccine results in potent immune reaction
- STARR™ mRNA generates neutralizing antibodies (anti-SARS-CoV-2 Spike Glycoprotein IgG) and a cellular T-cell mediated immune response at a much lower dose level compared to conventional mRNA

ARCT-021 in Challenge Models

Mouse model (transgenic human ACE2)



100
80
60
40
20
0
Percent Survival
0
2
4
6
8
10
12
14
Days post infection
PBS
LUNAR-COV19 2 mcg
LUNAR-COV19 10 mcg

100%

ARCT-021 significantly effective in a virus challenge study in the human ACE2 transgenic mouse model; single dose provided complete protection from SARS-CoV-2 infection and death, compared to control mice which experienced 100% mortality

Primate model (macaque)



**
P = 0.0159
10⁵
10⁴
10³
10²
BAL Virus Titers
PBS
(N = 4)
20 mcg
Single
Shot
(N = 5)

2000X LOWER

7 Days After SARS-CoV-2 Virus Challenge

- Lung viral titers exceeded 13,100 (median) in non-vaccinated primates (PBS)
- Lung viral titers = 6.5 (median); more than 2000X lower in primates administered a single shot of ARCT-021

Single administration of ARCT-021 significantly effective in primate model (macaque); vaccinated macaques show substantial (3.30 log lower) reductions in median lung viral titers

ARCT-021 Clinical Trials

Phase 1/2 Clinical Trial

- Completed dosing all subjects (n=106), including older adults
- High seroconversion rates for IgG binding antibodies, and Th1 dominant CD4+ immune responses, neutralizing antibodies (PRNT50) Geometric Mean Titer (GMT) levels in the range of titers observed in convalescent serum
- Favorable safety and tolerability; no subjects withdrawn from dosing

Phase 2 Clinical Trial Ongoing

- Fully enrolled with 579 participants dosed across USA and Singapore
- Two dose levels evaluated: 5 mcg and 7.5 mcg
- Two interim analysis conducted; DSMB recommended to proceed with no modifications to protocol
- >90% seroconversion after single 5 mcg dose for IgG antibodies binding SARS-CoV-2 spike protein
- Booster vaccination with ARCT-021, -154, and -165 also being evaluated

Phase 3 Clinical Trial Initiation Anticipated

- Global entity to sponsor and fund
- Multinational study
- Placebo-controlled
- To enroll tens of thousands of participants
- 5 mcg, single injection regimen



Comirnaty® is a trademark of BioNTech

LUNAR-COV19 (ARCT-154)

STARR™ COVID-19 mRNA Vaccine Candidate Targeting Variants of Concern



ARCTURUS
therapeutics

ARCT-154 Preclinical Data and Clinical Trial Update

ARCT-154
Neutralizing Antibody Titers in Non-Human Primates
One Month Post 2nd Dose



50% Serum Neutralizing Titer
10^4
10^3
10^2
10^1
9,080
874
1,297
6,876
Limit of Detection
Alpha
Beta
Gamma
Delta

Non-Human primate (NHP) data collected one month after second dose of 7.5 mcg; Analysis of NHP serum was performed using non-replicating vesicular stomatitis virus pseudo-typed with the spike protein of the SARS-CoV-2 variants of concern indicated. Titers (geometric mean) were determined by calculating the dilution that resulted in 50% inhibition of cells expressing GFP encoded by the pseudovirus, a surrogate of virus infection. Error bars indicate geometric standard deviation.

Phase 1/2/3 Clinical Trial in Vietnam

- Phases 1/2/3 sponsored & funded by Vinbiotech
- Randomized, observer-blind, placebo-controlled design
- Enrollment completed with over 19,000 participants

Phase	n	Cohorts	Evaluation
1, 2, 3a	100, 300, 600	3:1 ARCT-154 : Placebo	Safety and Immunogenicity
3b	>16,000	1:1 ARCT-154 : Placebo	Safety and Immunogenicity
3c	~2,000	1:1 ARCT-154 : AstraZeneca COVID-19 Vaccine	Head-to-head comparison of immunogenicity non-inferiority

- Participants in Phase 1/2/3a/3b receive two doses of ARCT-154 (5 mcg) or placebo separated by 28 days.
- Placebo participants in Phase 1/2/3a/3b receive ARCT-154 at two months after second dose
- Participants in Phase 3c receive two doses of ARCT-154 (5 mcg) or AstraZeneca COVID-19 vaccine separated by 28 days
- Emergency Use Authorization (EUA) filing in Vietnam anticipated in December 2021

Phase 1/2 Clinical Trial in Singapore and US

- Two Cohorts (n = 72)
  - Primary vaccination evaluation; enrollment ongoing
  - Booster evaluation following initial vaccination with Comirnaty®; enrollment completed
    - Initial data anticipated in first quarter of 2022

LUNAR-OTC (ARCT-810)

Ornithine Transcarbamylase (OTC) Deficiency



Ornithine Transcarbamylase (OTC) Deficiency

ARCT-810 market opportunity

The most common urea cycle disorder

The urea cycle converts neurotoxic ammonia to water-soluble urea that can be excreted in urine

Deficiency in OTC causes elevated blood ammonia, which can lead to neurological damage, coma, and death

10,000 worldwide prevalence

Unmet Medical Need

Present standard of care involves a strict diet (low protein, high fluid intake) plus ammonia scavengers (sodium phenylbutyrate)

Present standard of care does not effectively prevent life-threatening spikes of ammonia

Severe OTC Deficiency patients are typically referred for liver transplant, currently the only cure

LUNAR-OTC Aims to Restore Enzyme Function

Expression of OTC enzyme in liver has potential to restore normal urea cycle activity to detoxify ammonia, preventing neurological damage and removing need for liver transplantation

LUNAR-OTC

Exceeds target of 10% enzyme replacement at low, medium, and high doses in OTC-deficient mouse model

- OTCD impacts ureagenesis (ammonia detoxification)
- The main site of ureagenesis is the periportal region of the liver*



Periportal Expression in the Liver of OTC Protein
% Natural Levels
110
100
90
80
70
60
50
40
30
20
10
0
Low
Mid
High
Dose Level
10% OTC Activity Threshold

*Li, L. et al. PGC-1α Promotes Ureagenesis in Mouse Periportal Hepatocytes through SIRT3 and SIRT5 in Response to Glucagon. Scientific Reports. 6:24156 | DOI: 10.1038/srep24156, April 2016
*Lamers, W.H., Hakvoort, T.B.M., and Köhler, E.S. 'Molecular Pathology of Liver Diseases' in Monga S.P.S. (ed.), MOLECULAR PATHOLOGY LIBRARY SERIES, Springer Publishing, New York, pp. 125-132 | DOI: 10.1007/978-1-4419-7107-4

LUNAR-OTC treatment increases OTC expression in mouse periportal hepatocytes (main site of ureagenesis)

ARCT-810 Clinical Update

Phase 1	**Clinical Trial in Health Volunteers Completed**
Phase 1b	**Clinical Trial in OTC-Deficiency Adults Ongoing**
Phase 2	**Clinical Trial in OTC-Deficient Adolescents and Adults Approved to Proceed**

Randomized, double-blind, placebo-controlled, nested single and multiple ascending dose

Enroll up to 24 subjects across two dose cohorts

- *Primary Endpoints* — Safety and tolerability
- *Secondary Endpoints* — Pharmacokinetics and pharmacodynamic measures (ureagenesis assay, 24-hr ammonia profile)
- *Exploratory Endpoints* — Biomarkers include plasma amino acids, plasma OTC enzyme activity, and urine orotic acid levels

Interim Phase 2 data anticipated in H2 2022 in a subset of participants

LUNAR-CF (ARCT-032)

Cystic Fibrosis



Cystic Fibrosis

ARCT-032 Market Opportunity



Cystic Fibrosis

85,000-100,000 worldwide prevalence

Caused by genetic mutations in the CFTR gene, resulting in aberrant flux of ions in and out of cells, causing thick mucus buildup in lung airways

Chronic airway obstruction leads to infection and inflammation, which causes permanent tissue scarring and respiratory failure



Unmet Medical Need

CFTR functional modulators are not approved for treatment of all patients

Present standard of care does not effectively prevent long-term effects of mucus accumulation. CF patients with late-stage loss of respiratory function require lung transplant



LUNAR-CF Aims to Restore CFTR Function

An mRNA replacement therapy has the potential to deliver a new copy of CFTR into the lungs of CF patients, independent of any genotype

A functional CFTR protein can restore chloride channel efflux in the airways, reducing mucus accumulation, tissue scarring and minimizing the progressive respiratory dysfunction observed in CF patients

Delivery of LUNAR®-mRNA into Rodent and Non-Rodent Airways

Nebulization: upper/lower airways



LUNAR® + Luciferase mRNA

LUNAR® targets mice epithelial cells in rodents and nonrodents


TdTomato / FoxJ1 / Dapi
TdTomato / EGFP / A-aTub / Dapi

Ciliated cells (FoxJ1 in rodent/top, Acetylated alpha-tubulin in nonrodent/bottom)

Efficient delivery of LUNAR®-mRNA formulations into rodent and non-rodent airways

Aerosolized LUNAR® Delivery Platform for Lung

Aerosolized LUNAR® particles are breathable


Formulation Lots
1
2
3
4
5
Breathable Range (microns)

Aerosolized LUNAR® mRNA (eGFP) maintains activity

Pre-Nebulization



Post-Nebulization

LUNAR® mRNA (hCFTR) is biologically active *in vivo* (NPD, mouse)


-20
-10
0
10
20
ΔNPD (mV)
Treatment
***
*** p= 0.0005
LUNAR® buffer control
LUNAR®-hCFTR mRNA

- Aerosolized LUNAR® droplets are in the optimal breathable range (1-5 microns)
- Aerosolized LUNAR® maintains activity as measured by eGFP protein expression & Nasal Potential Difference (NPD)

LUNAR®-mRNA Delivery to Airways Epithelium



LUNAR® airway delivery is maintained across species (rodent and nonrodents)

Delivery of LUNAR®-mRNA to Airway Epithelium in a Ferret Model

eGFP conversion in tracheal epithelial airways observed in the ROSA26TG ferret model

- Ferrets are a reliable species for modeling certain human lung diseases*
- Novel LUNAR® formulations of Cre mRNA were tested in a transgenic ROSA26TG ferret model
- Activation of eGFP expression indicates that LUNAR® targets epithelial cells in ferret airways



TdTomato / eGFP / DAPI
Treated
Treated
Treated
Control

In collaboration with John Engelhardt, *University of Iowa*

*Yu, M., Sun, X., Tyler, S.R. *et al.* Highly Efficient Transgenesis in Ferrets. *Sci Rep* 9, 1971 (2019)

LUNAR® effectively delivered mRNA to airway epithelium in a ferret model

Functional Restoration of Chloride Current with LUNAR®-hCFTR

CFTR-deficient (G551D) Ferret Bronchial Epithelial Cells



CFTR-mediated Cl- Currents
Isc (µA/cm²)
LUNAR®-RhCFTR 5 mcg
LUNAR®-RhCFTR 25 mcg
LUNAR®-dTomato 100 mcg
LUNAR®-RhCFTR 50 mcg
LUNAR®-RhCFTR 100 mcg
VX-770 CRTL
LUNAR®-RhCFTR 100 mcg
VX-770 CTRL
LUNAR®-RhCFTR 50 mcg

Dose-dependent restoration of chloride activity in ferret bronchial epithelial cells carrying a G551D mutation

LUNAR®-hCFTR mRNA effectively restored chloride activity in CFTR-deficient ferret bronchial epithelial cells

ARCTURUS®
therapeutics


ARCTURUS

Moving Forward





Anticipated Near-Term Milestones



ARCT-021 (COVID vaccine candidate)	
Phase 3 Initiation	Under Discussion with Global Entity
ARCT-154 (COVID vaccine candidate targeting VOCs)	
EUA Filing in Vietnam	December 2021
ARCT-810 (LUNAR-OTC)	
Interim Phase 2 Data	H2 2022
ARCT-032 (LUNAR-CF)	
Clinical Trial Application	H1 2022
LUNAR-FLU	
Clinical Trial Application	H2 2022

Team Arcturus

Management Team


Joseph E. Payne, MSc
President & CEO


Pad Chivukula, Ph.D.
CSO & COO


Andrew Sassine, MBA
CFO


Steve Hughes, M.D.
Chief Medical Officer


Lance Kurata, J.D.
Chief Legal Officer


Dushyant Varshney, Ph.D.
CTO


Nirdosh Jagota, Ph.D.
Chief Regulatory Officer

Board of Directors


Peter Farrell, Ph.D.
Chairman of the Board


Edward W. Holmes, M.D.
Director of the Board


James Barlow, MA
Director of the Board


Magda Marquet, Ph.D.
Director of the Board


Joseph E. Payne, MSc
Director of the Board
President & CEO


Andrew Sassine, MBA
Director of the Board, CFO

Team Arcturus

Scientific Advisory Board



Jeff Colyer,
M.D.

CEO of Virtus Consultants, former Governor of Kansas. Appointments at Georgetown, Kansas School of Medicine, Uniformed Services University for Health Sciences, International Medical Corps

Virtus



Ooi Eng Eong,
BMBS, FRCPath, Ph.D.

Professor and Deputy Director of the Emerging Infectious Diseases Programme at the Duke-NUS Medical School

DukeNUS Medical School



Frederick G. Hayden,
M.D., FACP

Professor Emeritus of Clinical Virology and Medicine at Virginia University School of Medicine

University of Virginia School of Medicine



Peter A. Patriarca, M.D.

Principal of Immuno-Vax LLC, and Sr. Affiliate Consultant with the Biologics Consulting Group

Biologics Consulting



Robert T. Schooley,
M.D.

Distinguished Professor of Medicine and Sr. Director of International Initiatives at the University of California San Diego

UC San Diego



Jonathan Smith,
Ph.D.

Chief Scientific Officer at VLP Therapeutics

VLP Therapeutics



Michael Hodges,
M.D., BSc.

Biotechnology Scientific Advisor

amplyx



Drew Weissman,
M.D., Ph.D.

Professor of Medicine at the Perelman School of Medicine

Perelman School of Medicine University of Pennsylvania



ARCTURUS® therapeutics


ARCTURUS
therapeutics

Appendix





LUNAR-COV19 Seroconversion Data (Preclinical)

Seroconversion rate (% of Animals) – STARR™ mRNA vs. conventional mRNA

Single Dose (mcg)	LUNAR® Delivery			
	STARR™ mRNA (%)		Conventional mRNA (%)	
	Day 10	Day 19	Day 10	Day 19
0.2	40	60	20	20
2	80	**100**	20	0
10	100	100	40	80

100% of mice seroconverted by day 19 at a single low dose (2 mcg)

Preclinical Data: Anti-Spike Protein Levels Continue to Increase Up to 50 Days

Single administration of LUNAR-COV19 (mouse)



0.2 mcg Dose
2.0 mcg Dose
10 mcg Dose
Anti-Spike Glycoprotein (Adjusted MFI)
8000
6000
4000
2000
0
STARR
mRNA
PBS
Time (days)
0
20
40
60

- Higher titers (anti-SARS-CoV-2 Spike Glycoprotein IgG) elicited by STARR™ mRNA
- Titers continue to increase up to 50 days with STARR™ mRNA; plateau reached with conventional mRNA
- Dose dependent increase in IgG titers; Luminex bead assay, 1/2000 serum dilution

Preclinical Data: Neutralizing Antibodies Continue to Increase for 60 Days

Single administration (small dose, 2 mcg) of LUNAR-COV19 (mouse)



PRNT50
SARS-CoV-2 Neutralization (PRNT50 titer)
1000
100
10
0.2
2
10
Dose (mcg)
Day 30
Day 60

Virus neutralization assay:
Serum dilutions are incubated with SARS-CoV-2 virus, then added to cells. The cells die forming plaques, which are counted. The serum dilution that reduces the number of plaques by 50% is recorded (PRNT50). Maximum serum dilution tested was 1/320

After single dose (2 mcg) of LUNAR-COV19, neutralizing antibodies continue to increase for 60 days (>300 titer)

Preclinical Data: Arcturus Vaccine Elicits a Balanced Cell-Mediated Immune Response in Mouse Model


CD8⁺ IFN-γ
%of CD8⁺ T cells
12
8
4
0
**
****
0
0.2
2.0
10.0
mcg


Th1/Th2 ratio
IFN-γ/IL-4
15
10
5
0
0
0.2
2.0
10.0
mcg

RNA Dose (mcg)	% IFN-γ+ CD8⁺ T Cells	CD4+ Th1/Th2 (IFN-γ/IL4)
0	4.0	4.6
0.2	4.5	5.3
2.0	6.0	5.0
10.0	8.0	6.0

- RNA dose dependent increase in IFN-γ positive CD8+ T-cells
- Th1 biased CD4+ response and stable Th1/Th2 ratio with increased RNA dose indicate balanced cell mediated immune response

ATX Lipids Facilitate Delivery and are Biodegradable

Protein Expression (*in vivo*)


Protein Expression (ng/mL)
300
200
100
0
PBS
ATX 1.0
ATX 2.0
PBS
ATX 1.0
ATX 2.0

Esterase Catalyzed Degradation (*in vitro*)


% Remaining
120%
100%
80%
60%
40%
20%
0%
0
5
10
15
20
25
30
Time (hr)
% ATX 1.0
% ATX 2.0
% MC3

Next generation ATX lipids retain degradability and improve delivery efficiency

ATX 2.0 Lipid is Biodegradable and Exhibits a Favorable PK/PD Profile

Plasma	Liver


0.5 mg/kg
1 mg/kg
40000
30000
20000
10000
0
ATX 2.0 (ng/ml)
0
1
2
3
4
Time (hours)


0.5 mg/kg
1 mg/kg
250000
200000
150000
100000
50000
0
ATX 2.0 (ng/g)
0
24
48
72
96
120
144
168
Time (hours)

- ATX Lipid (the major component in LUNAR® technology) is degraded *in vivo*
- ATX 2.0 Lipid half-life in the liver is approximately 20 hours

Key Existing Country Relationships

Singapore

DukeNUS Medical School

Research Partnership with Duke-NUS Medical School

EDB singapore

Financial Support from the Economic Development Board of Singapore

- $10 M Grant for Research and Preclinical Work
- $6.7 M Grant for Phase 1/2 Clinical Trial
- Executed Manufacturing Support Agreement
- for $46.6 Million Non-Recourse Loan
- Up to $175 Million in vaccine purchases

Vietnam

VINGROUP

Collaboration with Vingroup to Establish Manufacturing Facility

- $40 million upfront payment and potential royalties based on vaccines produced

Israel

MINISTRY OF HEALTH For a healthier life

Supply Agreement with Israel Ministry of Health

- Announced August 18, 2020
- $12.5 M Initial Reserve Payment was paid in October 2020

Drug Substance: mRNA Design

Arcturus' proprietary mRNA optimization platform

Optimize
- mRNA sequence
- Chemistry
- Process

Improve
- Protein Expression
- Duration
- Functional Activity

5' cap	5' UTR	Coding Region	3' UTR	Poly(A) tail

Sustained hEPO activity in NHPs upon repeat dosing

Weekly Dosing in Non-Human Primates (NHPs)



Monkey EPO (ng/ml) 6hrs post dose
150
100
50
0
1st
2nd
3rd
4th
Dose
PBS control
LUNAR-EPO mRNA 0.1 mg/kg

Proprietary mRNA optimization platform demonstrates sustained activity upon repeat dosing in NHPs

Drug Substance (mRNA) Manufacturing

DNA Template Production → IVT and Capping Reaction → Purification Process → Buffer Exchange & Concentration

Features	Benefits
Optimized IVT Method	Reduced Cost; Higher Purity
Improved Capping Reaction	Reduced Cost of Goods
Proprietary Purification Process	Higher Purity in a Shorter Time
Efficient	Entire Process Less Than One Week
Scalable	Access Large Patient Populations
Adaptable	Can Utilize a Variety of Modifications

Drug Substance (mRNA) Manufacturing


RNA Yield
Yield [g/L]
6
5
4
3
2
1
0
0.5
2
8
10
12.5
12.5
12.5
Scale [g]
RNA Purity
Purity [%]
100
90
80
70
60
50
0.5
2
8
10
12.5
12.5
12.5
Scale [g]
Non-GMP Lots Produced at Arcturus
GMP Lots Produced at CMO as part of recent GMP campaign

Several successful GMP campaigns; acceptable quality and yield